UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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USANA Health Sciences, Inc.
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3838 West Parkway Boulevard

Salt Lake City, Utah 84120-6336

(801) 954-7100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2011

Dear Shareholder:

You are invited to attend the Annual Meeting of Shareholders of USANA Health Sciences, Inc. (the “Company”), to be held at its corporate headquarters, 3838 West Parkway Boulevard, Salt Lake City, Utah 84120 on April 27, 2011 at 11:00 a.m., Mountain Daylight Time, for the following purposes:

1.                                       To elect five directors to serve for one year each, until the next Annual Meeting of Shareholders and until a  successor is elected and shall qualify;

2.                                       To amend the USANA 2006 Equity Incentive Award Plan to increase the maximum number of shares of common stock reserved for issuance under the plan by 5,000,000 shares;

3.                                       To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year 2011;

4.                                       To hold an advisory vote on a resolution to approve the compensation of the Company’s Named Executive Officers (as defined in the “Compensation Discussion and Analysis” section of this Proxy Statement);

5.                                       To hold an advisory vote on whether a shareholder advisory vote on the compensation of our Named Executive Officers should be held every one, two or three years; and

6.                                       To consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

Only USANA shareholders of record at the close of business on March 4, 2011, have the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof.  A list of shareholders entitled to receive notice and to vote at the meeting will be available for examination by a shareholder for any purpose that is germane to the meeting during ordinary business hours at the offices of USANA at 3838 West Parkway Boulevard, Salt Lake City, Utah, during the 10 days prior to the meeting.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

By Order of the Board of Directors,

James H. Bramble
Corporate Secretary

Salt Lake City, Utah

March 21, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 27, 2011: Our Annual Report to Shareholders and the accompanying Proxy Statement are available online at www.usana.com.

USANA HEALTH SCIENCES, INC.

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 27, 2011

The Board of Directors of USANA Health Sciences, Inc. (“We,” “USANA,” or the “Company”) is soliciting proxies to be used at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  Distribution of this Proxy Statement and the accompanying proxy card is scheduled to begin on or about March 21, 2011.  The mailing address of USANA’s principal executive offices is 3838 West Parkway Boulevard, Salt Lake City, Utah 84120-6336.  If you attend the Annual Meeting, you may withdraw any prior vote by voting in person on any matters that are brought properly before the meeting.  USANA will pay all expenses of the meeting, including the cost of printing and mailing the proxy statement and related materials and the cost of the solicitation process.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why did I receive this proxy statement?  We have sent you the Notice of Annual Meeting of Shareholders, this Proxy Statement, and the enclosed proxy or voting instruction card because the USANA Board of Directors is soliciting your proxy to vote at USANA’s Annual Meeting of Shareholders, which will be held on April 27, 2011 at 11:00 a.m. at USANA’s corporate headquarters at 3838 West Parkway Boulevard, Salt Lake City, Utah 84120.  This Proxy Statement contains information about matters to be voted on at the Annual Meeting.

Who is entitled to vote?  You may vote if you owned common stock as of the close of business on March 4, 2011. On March 4, 2011, there were 15,858,737 shares of our common stock that were outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?  Each share of common stock that you own at the close of business on March 4, 2011 entitles you to one vote.

What am I voting on?  You will be voting on proposals to:

•                  Elect five directors to serve for one year each, until the next Annual Meeting of Shareholders or until a successor is elected and shall qualify;

•                  Amend the USANA 2006 Equity Incentive Award Plan to increase the maximum number of shares of common stock reserved for issuance under the plan by 5,000,000 shares;

•                  Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year 2011;

•                  Vote on an advisory resolution regarding the compensation of the Company’s Named Executive Officers;

•                  Vote on an advisory resolution whether future shareholder advisory votes on the compensation of the Company’s Named Executive Officers should be held every one, two or three years; and

•                  Consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

How do I vote?  You can vote in the following ways:

•                  By Mail:  If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid addressed envelope.  If you hold your shares in the account or name of a broker or bank, or “street name”, please complete and mail the voting instruction card that you will receive from your broker or bank.

•                  At the Annual Meeting:  If you are planning to attend the Annual Meeting and wish to vote your shares in person, we will give you a ballot at the meeting.  If your shares are held in street name, you need to bring an account statement or letter from your broker, bank or other nominee, indicating that you are the beneficial owner of the shares on March 4, 2011, the record date for voting.  Even if you plan to be present at the meeting, we encourage you to complete and mail the enclosed card in advance of the meeting to vote your shares by proxy.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?  Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card.  You can specify whether your shares should be voted for all, some, or none of the nominees for director.  You can also specify whether you approve, disapprove, or abstain from the other proposals.  If no direction is indicated, your shares will be voted FOR the election of all of the nominees for director, FOR the increase of shares under the USANA 2006 Equity Incentive Award Plan, FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountant, FOR the approval of the resolution regarding compensation of the Company’s Named Executive Officers, and FOR an advisory vote on the Company’s compensation of our Named Executive Officers every THREE years.

May I revoke my proxy or change my vote after I return my proxy card or voting instruction card?  You may revoke your proxy or change your vote at any time before it is exercised in one of three ways:

•                  Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

•                  Submit another proxy card (or voting instruction card if you hold your shares in street name) with a later date; or

•                  Vote in person on April 27, 2011, at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?  It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers.  Please vote all of your shares by returning all proxy and voting instruction cards you receive.

What constitutes a quorum?  A quorum must be present to properly convene the Annual Meeting.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares that are entitled to vote at the Annual Meeting constitutes a quorum.  You will be considered part of the quorum if you return a signed and dated proxy or voting instruction card or if you attend the Annual Meeting.  Abstentions and broker non-votes will be counted as shares present at the meeting for purposes of determining whether a quorum exists, but not as shares cast for any proposal.  Because abstentions and broker non-votes are not treated as shares cast, they would have no impact on any of the proposals.

What vote is required in order to approve each proposal?  The required vote is as follows:

•                  Election of Directors:  The election of the nominees for director requires the affirmative vote of a plurality of the shares cast at the Annual Meeting.  This means that the five nominees receiving the greatest number of votes in favor of their election will be elected, even if they receive less than a majority of votes cast at the meeting.  If you do not want to vote your shares for a particular nominee, you may so indicate in the space provided on the proxy card or on the voting instruction card.  In the unanticipated event that any of the nominees is unable or declines to serve, the proxy holder will have the discretion to vote the proxy for another person, as shall be designated by the Board of Directors to replace the nominee, or, in lieu thereof, the Board may reduce the number of directors.

•                  Increase in Shares under the USANA 2006 Equity Incentive Award Plan: Approval of the amendment to the USANA 2006 Equity Incentive Award Plan requires the affirmative vote of a majority of the shares cast at the Annual Meeting.

•                  Ratification of the Selection of Independent Registered Public Accountant:  Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountant requires the affirmative vote of a majority of the shares cast at the Annual Meeting.  If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee of the Board of Directors may, but is not required to, reconsider such appointment.

•                  Advisory Vote on Resolution Approving the Compensation of our Named Executive Officers: Approval of this advisory resolution requires the affirmative vote of a majority of the shares cast at the Annual Meeting.

•                  Advisory Vote on Whether to hold Future Shareholder Advisory Votes on the Compensation of our Named Executive Officers Every One, Two or Three Years: Generally, approval of any matter presented to shareholders requires an affirmative vote of a majority of the shares cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s shareholders. Even though this vote will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of the Company or the Board, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be included in the Company’s proxy statement.

How will voting on any other business be conducted?  We do not know of any business or proposals to be considered at the Annual Meeting other than those that are described in this Proxy Statement.  If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies that we receive from our shareholders give the proxy holders the authority to vote on that matter according to their best judgment.

Who will count the votes?  Broadridge Investor Communications Services will tabulate the votes that are received prior to the Annual Meeting.  Representatives of USANA will act as the inspectors of election and will tabulate the votes, if any, that are cast in person at the Annual Meeting.

May my broker vote my shares in the broker’s discretion if I do not provide guidance on how I wish to vote?  Pursuant to New York Stock Exchange (“NYSE”) rules, your broker will not have discretion to vote your shares absent direction from you on the matters to be presented at the Annual Meeting because such matters are “non-routine” within the meaning of such rules.

Who pays to prepare, mail, and solicit the proxies?  We will pay all of the costs of soliciting these proxies.  We will ask banks, brokers, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority of executed proxies.  We will reimburse them for their reasonable expenses.  In addition to the use of the mail, proxies may be solicited by our officers, directors, and other employees by telephone or by personal solicitation.  We will not pay additional compensation to these individuals.

How do I submit a shareholder proposal for next year’s Annual Meeting?  Any shareholder who intends to present a proposal at the 2012 Annual Meeting of Shareholders must deliver such proposal to the Corporate Secretary, c/o USANA Health Sciences, Inc., 3838 West Parkway Blvd., Salt Lake City, Utah 84120, not later than November 25, 2011, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Who should I call if I have questions?  If you have questions about the proposals or the Annual Meeting, you may call Patrique Richards, USANA Investor Relations, at (801) 954-7100.  You may also send an e-mail to investor.relations@us.usana.com.

PROPOSAL #1 — ELECTION OF DIRECTORS

Our Bylaws provide that the shareholders or the Board of Directors shall determine the number of directors from time to time, but that there shall be no less than three directors.  The Board of Directors, by resolution, has set the number of directors at five.  The Governance and Nominating Committee of the Board of Directors has nominated and recommends that our current five directors stand for re-election at the Annual Meeting.  Each director who is elected at the Annual Meeting will hold office until the Company’s Annual Meeting in 2012, until a successor is elected and qualified, or until the director resigns, is removed, or becomes disqualified.  The Board of Directors has no reason to believe that any of the nominees for director will be unwilling or unable to serve, if elected.  If due to unforeseen circumstances a nominee should become unavailable for election, the Board may either reduce the number of directors or may substitute another person for that nominee, in which event your shares will be voted for that other person.

Director Nominees

The nominees to the Board of Directors in 2011 are Robert Anciaux, Gilbert A. Fuller, Jerry G. McClain, Ronald S. Poelman, and Myron W. Wentz, Ph.D.  All of these nominees currently serve as members of the Board of Directors.  Messrs. Anciaux, McClain, and Poelman are independent directors under the rules of the NYSE.  The following information is furnished with respect to these nominees:

Robert Anciaux, 65, has served as a director of USANA since July 1996.  Since 1990, he has been the Managing Director of S.E.I. s.a., a consulting and investment management firm in Brussels, Belgium.  Additionally, since 1982 Mr. Anciaux has been self-employed as a venture capitalist in Europe, investing in various commercial, industrial, and real estate venture companies.  In some of these privately held companies, Mr. Anciaux also serves as a director.  Mr. Anciaux received an Ingenieur Commercial degree from Ecole de Commerce Solvay Universite Libre de Bruxelles.  We believe Mr. Anciaux’s qualifications to sit on our Board include his financial expertise and experience in providing consulting and strategic advisory services to complex organizations.

Gilbert A. Fuller, 70, has served as a director of USANA since September 2008.  Prior to that, he served as our Executive Vice President, Chief Financial Officer, and Secretary since January 2006.  Mr. Fuller joined USANA in May 1996 as the Vice President of Finance and served in this role until June 1999, when he was appointed as the Company’s Senior Vice President.  Mr. Fuller had served as the Company’s Chief Financial Officer since October 1997. Before joining USANA, from January 1994 to May 1996, Mr. Fuller was the Executive Vice President of Winder Dairy, Inc., a regional commercial dairy operation.  From May 1991 through October 1993, Mr. Fuller was Chief Administrative Officer and Treasurer of Melaleuca, Inc., a manufacturer and network marketer of personal care products.  From July 1984 through January 1991, Mr. Fuller was the Vice President and Treasurer of Norton Company, a multinational manufacturer of ceramics and abrasives.  He obtained his certified public accountant license in 1970 and kept it current until his career path developed into corporate finance.  Mr. Fuller received a B.S. in Accounting and an M.B.A. from the University of Utah. We believe Mr. Fuller’s qualification’s to sit on our Board include his 12 years of experience as an executive officer of USANA, his deep understanding of our business, people and products, his 15 years of experience as a financial officer in the direct selling industry, as well as his accounting, finance and corporate strategy expertise.

Jerry G. McClain, 70, has served as a director of USANA since June 2001.  Since January 2003, Mr. McClain has been self-employed, operating his own investment and real estate business in Salt Lake City, Utah.  From August 2000 to December 2002, Mr. McClain was the Chief Financial Officer of Cerberian, Inc., a privately held company that was headquartered in Salt Lake City, Utah.  From 1998 to 2000, Mr. McClain was the Chief Financial Officer and Sr. Vice President of Assentive Solutions, Inc., a company he also co-founded.  From 1997 to 1998, Mr. McClain was the Chief Financial Officer for the Salt Lake Organizing Committee for the 2002 Winter Olympic Games.  Before 1997, Mr. McClain served as a key financial advisor to many companies as an Audit Partner and a Managing Partner of Ernst & Young LLP for 35 years in several cities throughout the world.  Mr. McClain is a former CPA and a graduate from the University of Southern Mississippi and Oklahoma State University, where he received a B.S. in Accounting and an M.S. in Accounting, respectively. We believe Mr. McClain’s qualifications to sit on our Board include his extensive international experience with accounting and financial matters for public companies, his years of experience as the chief financial officer of various organizations, his corporate governance expertise and his years of experience providing independent audits and strategic advice to complex organizations.

Ronald S. Poelman, 57, has served as a director of USANA since 1995.  Since 1994, he has been a partner in the Salt Lake City, Utah law firm of Jones, Waldo, Holbrook & McDonough, where he is head of the Corporate and Securities Practice Group.  Mr. Poelman began his legal career in Silicon Valley in California, and has assisted in the organization and financing of numerous companies for almost 30 years.  Mr. Poelman is the President of the Utah Chapter of the National Association of Corporate Directors and frequently lectures at the meetings of this and other organizations.  Mr. Poelman received a B.A. in English from Brigham Young University and a J.D. from the University of California, Berkeley. We believe Mr. Poelman’s qualifications to sit on our Board include his nearly 30 years of experience as a corporate, finance and securities attorney, his long association with and service to the National Associate of Corporate Directors, as well as his corporate governance and strategy expertise.

Myron W. Wentz, Ph.D., 70, founded USANA in 1992 and served as the Chief Executive Officer and Chairman of the Board of USANA from the time of its inception to July 2008, when he retired as Chief Executive Officer.  Dr. Wentz continues to serve as Chairman of the Board. In 1974, Dr. Wentz founded Gull Laboratories, Inc., which was a developer and manufacturer of medical diagnostic test kits and was the former parent corporation of USANA. Dr. Wentz served as Chairman of Gull from 1974 until 1998.  In 1998, Dr. Wentz founded Sanoviv, S.A. de C.V. (“Sanoviv”), a health and wellness center that is located near Rosarito, Mexico.  Joining a pathology group in Peoria, Illinois, from 1969 to 1973, Dr. Wentz served as infectious disease specialist and directed the microbiology and immunology laboratories for three hospitals in the Peoria area. He received a B.S. in Biology from North Central College, Naperville, Illinois, an M.S. in Microbiology from the University of North Dakota, and a Ph.D. in Microbiology and Immunology from the University of Utah. We believe Dr. Wentz’s qualifications to sit on our Board include his vast education and professional experience as a microbiologist, immunologist, and pioneer in the development of human cell culture technology, as well as his service as our founder, Chairman and formerly as our Chief Executive Officer.

We will vote your shares as you specify in your proxy card.  If you sign, date, and return your proxy card but do not specify how you want your shares voted, we will vote them FOR the election of each of the director nominees who are listed above.

RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR each director nominee.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors is elected by and is accountable to the shareholders of the Company.  The Board establishes policy and provides strategic direction, oversight, and control of the Company.  The Board met 10 times during fiscal year 2010.  All directors attended at least 75% of the meetings of the Board and the Board Committees of which they are members.

Board Leadership Structure

Our founder, Dr. Myron Wentz, is the Chairman of our Board of Directors and David A. Wentz is our Chief Executive Officer, or CEO. The Board has not adopted a specific policy on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes it is most appropriate to retain the discretion and flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.

Historically, Dr. Wentz has served as both Chairman of the Board and CEO of the Company. In 2008, however, Dr. Wentz retired as CEO and the Board appointed David A. Wentz as CEO. We believe it is currently appropriate to separate the roles of CEO and Chairman of the Board as a result of the differences between the two roles. Our CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the CEO and sets the agenda for Board meetings and presides over meetings of the full Board. Although Dr. Wentz is not independent under the rules of the NYSE, the Board believes the experience, leadership and vision he provides as Chairman of the Board is essential to the short-and-long term success of the Company.

The Board maintains a number of governance practices to ensure effective independent oversight of Board decisions, including (i) the appointment of strong, independent directors who constitute a majority of the Board and intimately understand the Company’s business and industry; (ii) executive sessions of the independent directors in connection with every Board meeting; and (iii) annual evaluations of the performance of the Board, carried out by the independent directors.  The independent members of the Board have not chosen one particular director to act as the lead independent director or to preside at all executive sessions of the Board.

Director Independence

NYSE rules and regulations generally require listed companies to have a board of directors with a majority of independent directors.  However, the rules exempt companies meeting the definition of a “Controlled Company” from this and certain other requirements related to corporate governance.  The Board has determined that the Company is a “Controlled Company” under the NYSE rules because Gull Holdings, Ltd. owns and controls more than 50% of the Company’s outstanding shares of common stock. Gull Holdings, Ltd. is an entity that is solely owned and controlled by our founder and chairman, Dr. Myron Wentz.  Notwithstanding the Company’s status as a Controlled Company, a majority of the members of the Board of Directors are independent, as discussed below.

To assist the Board in making its determination regarding director independence, the Board has adopted independence standards that conform to the independence requirements of the NYSE. In addition to evaluating each director’s independence, the Board considers all relevant facts and circumstances in making its independence determination. We assess director independence on an annual basis.  The Board has determined, after careful review, that all of the current directors, other than Dr. Myron Wentz and Gilbert A. Fuller, who have also been nominated for election at the 2011 Annual Meeting are independent based on the applicable rules of the NYSE and the applicable regulations of the Securities and Exchange Commission (the “SEC”).  In particular, the Board noted that Robert Anciaux, Jerry G. McClain, and Ronald S. Poelman had no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and determined that each of them  is “independent” under NYSE listing standards.

Communications with Directors

Our shareholders or other interested parties wishing to communicate with the Board of Directors, the non-management directors as a group, or any individual director may do so in writing by addressing the correspondence to that individual or group, c/o James H. Bramble, Corporate Secretary, USANA Health Sciences, Inc., 3838 West Parkway Boulevard, Salt Lake City, Utah 84120. All such communications will be initially received and processed by our Corporate Secretary. Accounting, audit, internal accounting controls and other financial matters will be referred to our Audit Committee chair. Other matters will be referred to the Board of Directors, the non-management directors, or individual directors as appropriate.

Directors are encouraged by the Company to attend the Annual Meeting of Shareholders if their schedules permit.  All directors, except Mr. Anciaux, were present at the Company’s Annual Meeting of the Shareholders that was held in April 2010.

Committees of the Board of Directors

The Board of Directors has a separately-designated standing Audit Committee, Compensation Committee, and Governance and Nominating Committee.  Information about the composition and responsibilities of each committee is provided below.

Governance and Nominating Committee.  The Governance and Nominating Committee of the Board of Directors (the “Governance Committee”) was established in February 2004.  The Governance Committee met four (4) times during 2010, with all members of the committee participating in each meeting.  Members of the Governance Committee during fiscal 2010 and at the date of this Proxy Statement are Gilbert A. Fuller, Chairman, Robert Anciaux, Jerry G. McClain, and Ronald S. Poelman. Each member of the Governance Committee except for Mr. Fuller meets the definition of “independent” set forth in the rules of the NYSE.  The Board believes that, considering Mr. Fuller’s 12 years of experience as an employee and executive officer of the Company, his sound judgment and his expertise with corporate governance matters, it is essential for him to serve as a member of the Governance Committee. As a result, the Board has utilized the Controlled Company exemption under the rules of the NYSE to appoint Mr. Fuller to the Governance Committee.

The Governance Committee’s responsibilities include: (i) identifying and evaluating prospective nominees for director, (ii) nominating the director nominees for election at the annual meeting of shareholders, (iii) periodically reviewing the performance of the Board and its members and determining the number, function, and composition of the Board’s committees, and (iv) overseeing corporate governance matters.  Additionally, in 2009 the Board delegated much of its responsibility for risk oversight and management to the Governance Committee.  The Governance Committee conducts these risk oversight and management functions as part of its corporate governance oversight and reports its findings with respect to risk oversight and management to the entire Board. More information about the Board of Directors and Governance Committee’s risk oversight and management practices is provided below under the caption “Risk Oversight and Management”.

The Governance Committee believes, among other things, that the Company’s Board of Directors should be composed of directors with varied, complementary backgrounds, which reflect a diversity of viewpoints, backgrounds, experience and other factors. The Governance Committee also believes that directors should, at a minimum, (i) have expertise that may be useful to the Company, (ii) possess the highest personal and professional ethics, and (iii) be willing and able to devote the required amount of time to the Company’s business.  In light of these beliefs, the Governance Committee considers many factors in evaluating the suitability of candidates for Board membership, and also determining whether a director should be retained and stand for re-election, including: whether the candidate meets the requirements for independence; the candidate’s background and experience, particularly in the Company’s industry; the candidate’s personal qualities, accomplishments, character and reputation in the business community; and the fit of the candidate’s individual skills and personality with those of the Company’s other directors.

The Governance Committee may from time to time consider qualified nominees who are recommended by shareholders. The Governance Committee does not have different standards for evaluating nominees based on whether they have been suggested by our shareholders or by our directors.  Shareholders who wish to make such a recommendation may do so by sending a written notice, as described under the heading “How do I submit a shareholder proposal for next year’s Annual Meeting?” in the section of this Proxy Statement titled “Questions and Answers about the Meeting.” Nominees for director who are recommended by shareholders will be evaluated by the Governance Committee in the same manner as any other nominee for director.

Audit Committee.  The Audit Committee of the Board of Directors (the “Audit Committee”) is a standing committee of the Board, which has been established as required by Section 3(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules of the NYSE.  The Audit Committee met five (5) times during 2010, with all members participating in each meeting.  Members of the Audit Committee during fiscal 2010 and at the date of this Proxy Statement are Jerry G. McClain, Chairman, Ronald S. Poelman, and Robert Anciaux, each of whom meets the definition of “independent” set forth above.  The Board has determined that Mr. McClain is an “audit committee financial expert,” as defined by the applicable regulations promulgated by the SEC under the Exchange Act. The Board also believes that each member of the Audit Committee meets the NYSE composition requirements, including the requirements regarding financial literacy.  The Audit Committee’s responsibilities include: (i) appointing the independent registered public accountant of the Company, (ii) reviewing, approving and monitoring the scope and cost of any proposed audit and non-audit services that are provided by, as well as the qualifications and independence of, the independent registered public accountant, (iii) reviewing and monitoring with the independent registered public accountant, and internal audit staff, the results of audits, any recommendations from the independent registered public accountant and the status of management’s actions for implementing such recommendations, as well as the quality and adequacy of our internal financial controls and internal audit staff, and (iv) reviewing and monitoring the Company’s annual and quarterly financial statements and the status of material pending litigation and regulatory proceedings.

Compensation Committee.  The Compensation Committee of the Board of Directors (the “Compensation Committee”) met four (4) times during 2010, with all members of the committee participating. Members of the Compensation Committee during fiscal 2010 and at the date of this Proxy Statement are Ronald S. Poelman, Chairman, Robert Anciaux, and Jerry G. McClain, each of whom meets the definition of “independent” set forth in the rules of the NYSE. In addition, all members of the Compensation Committee are outside directors as defined by Rule 162(m) of the Internal Revenue Code and are non-employee directors as defined by the applicable regulations promulgated by the SEC under the Exchange Act.   The Compensation Committee’s responsibilities include: (i) reviewing and recommending to the full Board of Directors the salaries, bonuses, and other forms of compensation and benefit plans for management and (ii) administering USANA’s equity compensation plans.  The duties of the Compensation Committee as the administrator of those plans include, but are not limited to, determining those persons who are eligible to receive awards, establishing terms of all awards, authorizing officers of the Company to execute grants of awards, and interpreting the provisions of the equity compensation plans and grants that are made under those plans.  The Compensation Committee is also responsible for reviewing and approving the Compensation Discussion and Analysis included in this Proxy Statement.

Risk Oversight and Management

Our Board of Directors is actively involved in the oversight and management of the material risks that could affect the Company. Historically, our Board of Directors has carried out its risk oversight and management responsibilities by both monitoring risk directly as a full board and, where appropriate, through Board committees. The Board’s direct role in our risk management process includes receiving regular reports from our executive officers and other members of senior management on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks. In 2009, the Board delegated much of its direct risk oversight and management responsibility to the Governance Committee. The mandate of the Governance Committee with respect to risk management is to work with management to create an efficient process for assessing and reporting material risk to the Governance Committee and, ultimately, the Board. The Governance

Committee worked with management to implement this process in 2009 and continued to utilize and refine this process during 2010.

The Board has also historically delegated the oversight and management of certain risks to the Audit Committee and Compensation Committee. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial reporting and related party transactions. To satisfy these oversight responsibilities, the Audit Committee regularly meets with and receives reports from the Company’s Chief Financial Officer, director of internal audit, the Company’s independent registered public accountant, PricewaterhouseCoopers LLP, and the Company’s in-house and outside counsel. The Audit Committee is also responsible for discussing with management, our independent registered public accountant and the chair of the Governance Committee, the areas of risk management overseen by the Governance Committee.

The Compensation Committee is responsible for the oversight of risk relating to the Company’s compensation and benefits programs. To satisfy these oversight responsibilities, the Compensation Committee regularly meets with and receives reports from the Company’s Chief Executive Officer and Chief Financial Officer to understand the financial, human resources and shareholder implications of compensation and benefits decisions.

Compensation Risk Analysis

Our Compensation Committee considers the risk to the Company associated with each component of our executive compensation program, namely base salary, and short-and-long term incentive compensation. In considering these risks, the Compensation Committee believes that the following factors, among others, reduce the likelihood of excessive risk taking in connection with executive compensation at USANA:

•                  Our compensation components provide a balanced mix of (i) cash and equity compensation, (ii) short-term and long-term incentive compensation, and (iii) financial and non-financial performance metrics;

•                  All U.S.-based employees participate in the same short-term incentive program with similar performance metrics;

•                  Maximum pay-out levels for short-term incentive compensation are generally capped at 100% of an executive officer’s and employee’s base salary;

•                  Our equity awards generally vest over five years and are only valuable if the Company performs and our stock price increases over time;

•                  We maintain strict internal controls over the determination and pay-out of each component of executive compensation;

•                  We do not enter into employment, severance or other management agreements with any of our executive officers that contain post-termination or change-in-control payments; and

•                  We generally do not provide significant perquisites or personal benefits to our executive officers.

Based on the Compensation Committee’s review of these factors and others, the Committee does not believe that the Company’s executive compensation program creates risks that are reasonably likely to have a material adverse effect on the Company.

Board Committee Charters

A written charter has been adopted for each of the Audit Committee, Compensation Committee and Governance and Nominating Committee. Copies of the Audit Committee Charter, Compensation Committee Charter, and Governance and Nominating Committee Charter are available, free of charge, on the Company’s website at www.usanahealthsciences.com under the “Corporate Governance” tab. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines that outline the Company’s corporate governance policies and principles. The Company’s Corporate Governance Guidelines are available, free of charge, on the Company’s website at www.usanahealthsciences.com under the “Corporate Governance” tab.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers (including our Chief Executive Officer and Chief Financial and Accounting Officer), and employees. We require that all of our directors, officers and employees certify on an annual basis that they are in compliance with the code. A copy of the code of ethics is available on the corporate governance section of our web site at www.usanahealthsciences.com.  In the event the Company makes any amendments to, or grants any waivers of, a provision of its code of ethics that applies to the principal executive officer, principal financial officer or principal accounting officer of the Company that requires disclosure under applicable SEC rules, the Company intends to disclose such amendment or waiver and the reasons therefor on a Current Report on Form 8-K or on its next periodic report filed under the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee during fiscal 2010 was composed of Ronald S. Poelman, Chairman, Robert Anciaux and Jerry G. McClain.  All members of the Compensation Committee are independent directors.  No member of the Company’s Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, or had any relationship requiring disclosure by Item 404 of Regulation S-K.  Additionally, no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

EXECUTIVE OFFICERS

The executive officers of USANA at January 1, 2011, and as of the date of this Proxy Statement were:

Name	Position
Myron W. Wentz, Ph.D.	Chairman of the Board
David A. Wentz	Chief Executive Officer
Fred W. Cooper, Ph.D.	President and Chief Operating Officer
Jeffrey A. Yates	Vice President and Chief Financial Officer
Kevin G. Guest	Chief Marketing Officer
Mark H. Wilson	Executive Vice President of Sales
Deborah Woo	Executive Vice President of Sales
Timothy E. Wood, Ph.D.	Executive Vice President of Research and Development
Roy W. Truett	Chief Information Officer
James H. Bramble	General Counsel and Corporate Secretary

Biographical information for Myron W. Wentz is included above with the other nominees for director.  The following information is provided for each of our other executive officers.

David A. Wentz, 40, Chief Executive Officer.  Mr. Wentz joined USANA as a part-time employee in 1992.  He has been a full-time employee since March 1994.  From 1993 until April 2004, he was a member of the Company’s Board of Directors.  Mr. Wentz was appointed Chief Executive Officer in July 2008.  He served as President from July 2002 to July 2008 and previously served as the Company’s Executive Vice President from October 2001 to July 2002.  He served as the Company’s Senior Vice President of Strategic Development from

June 1999 to October 2001, and as the Company’s Vice President of Strategic Development from August 1996 to June 1999.  Mr. Wentz received a B.S. in Bioengineering from the University of California, San Diego.  Mr. Wentz is the son of Dr. Wentz, who is the founder of the Company and Chairman of the Company’s Board of Directors.

Fred W. Cooper, Ph.D., 48, President and Chief Operating Officer. Dr. Cooper was a consultant to the Company from 1997 until early 1998.  In February 1998 he joined the Company as Director of Special Projects.  From April 1998 until April 1999, he was employed as a full-time employee of the Company in the capacity of Executive Director of Information Technology, and from April 1999 until August 2000, as the Company’s Vice President of Information Technology.  From August 2000 until July 2003, Dr. Cooper was employed by the Company on a part-time basis as Vice President of Information Technology.  Thereafter, he became a full-time employee in July 2003 as the Company’s Vice President of Operations.  In January 2006, he was appointed as the Company’s Executive Vice President of Operations and served in this role until July 2008, when he was appointed President and Chief Operating Officer.  Prior to joining USANA, from April 1994 to February 1998, Dr. Cooper was the Director of Market Research and then the Director of Corporate Network Operations for Human Affairs International, a subsidiary of Aetna.  Dr. Cooper received a B.S. in Finance and a B.S. in Psychology from the University of Utah.  He earned a Ph.D. in Business Administration from the University of Utah.

Jeffrey A. Yates, 48, Vice President and Chief Financial Officer. Mr. Yates joined USANA in June 2008 as Vice President of Finance and was appointed Chief Financial Officer in September 2008. Mr. Yates has worked in the finance and accounting industries for more than 20 years. Prior to joining USANA, he served as executive vice president and chief financial officer of Deseret Book Company since 2004, and vice president and chief financial officer of Deseret Book Company since November 2003. Prior to that, he served as vice president and chief financial officer of Franklin Covey Stores and as a senior accountant for Price Waterhouse LLP. Mr. Yates received a B.S. in Accounting and a Master of Accountancy from Brigham Young University in Provo, Utah. He is a certified public accountant.

Kevin G. Guest, 48, Chief Marketing Officer.  Mr. Guest joined USANA on a part-time basis in April 2003, as Executive Director of Media and Events.  Following the Company’s acquisition of FMG Productions, a media, video, and event productions company that was founded by Mr. Guest, he became a full-time employee of the Company and was promoted to Vice President of Media and Events in February 2004.  In January 2006, he was appointed as the Company’s Executive Vice President of Marketing and served in that role until July 2008, when he was appointed Chief Marketing Officer.  Prior to joining USANA full-time, from 1992 to February 2004, Mr. Guest served as the Managing Partner of FMG Productions.  Mr. Guest has been part of the media production arena for more than 20 years and has received numerous awards for producing, directing, and writing.  He has overseen USANA’s audio, video, and event productions worldwide since the Company’s inception.   Mr. Guest earned a B.A. in Communications from Brigham Young University.

Mark H. Wilson, 46, Executive Vice President of Sales.  Mr. Wilson joined USANA in October 1996 as Director of Customer Relations.  Mr. Wilson served as the Company’s Executive Director of Customer Relations from 1998 to April 2000.  From April 2000 to January 2006, he served as the Company’s Vice President of Customer Relations.  In January 2006, he was appointed as the Company’s Executive Vice President of Customer Relations and served in this position until July 2008, when he was appointed Executive Vice President of North America.  In February of 2010, he was appointed as the Company’s Executive Vice President of Sales. Prior to joining USANA, from October 1994 to October 1996, Mr. Wilson was an owner/partner of Great Basin Marketing, a consulting company, specializing in call center start-up and operational management.  Prior to joining Great Basin Marketing, from July 1991 until October 1994, Mr. Wilson was Director of Inbound Order Express and Data Processing for Melaleuca, Inc., a manufacturer and network marketer of personal care products.  Mr. Wilson received a B.S. in Communications from the University of Utah.

Deborah Woo, 57, Executive Vice President of Sales. Mrs. Woo joined USANA as General Manager of USANA Hong Kong in 1999. Mrs. Woo served as the Company’s General Manager of USANA Hong Kong from 1999 to 2003. In 2003, she was promoted to Regional General Manager and became responsible for the Hong Kong, Taiwan, and Singapore markets. Mrs. Woo was subsequently promoted to Vice President of Greater China and East Asia in 2005. As a result of USANA’s strategic regional alignment in 2007, Mrs. Woo was appointed as Vice President of Greater China and North Asia. In 2008, Mrs. Woo was promoted to Executive Vice President of Asia. In February 2010, Mrs. Woo was promoted to Executive Vice President of Sales. Mrs. Woo entered the direct selling industry in 1990 as a Distributor Relations Manager for Amway Hong Kong. She later became Director of Sales for Caring International (Hong Kong) Limited in 1996 where she headed up multifunctional teams in operations, distributor relations, and marketing.

Timothy E. Wood, Ph.D., 62, Executive Vice President of Research and Development.  Dr. Wood joined USANA in June 1996 as Director of Research and Development.  Dr. Wood served in this role from June 1996 to June 1999, when he was appointed as the Company’s Vice President of Research and Development.  In January 2006, he was appointed as the Company’s Executive Vice President of Research and Development.  Before joining USANA, Dr. Wood served as Vice President of Research and Development for AgriDyne Technologies, Inc., formerly known as NPI, from 1992 to 1995, where he managed a team of approximately 25 scientists.  From 1980 to 1992, Dr. Wood served as Research Manager and Senior Scientist for AgriDyne Technologies.  Dr. Wood received a Bachelors Degree in Environmental Biology from the University of California, Santa Barbara.  He earned a Masters Degree in Environmental Sciences and a Ph.D. from Yale University.  He also earned an M.B.A. from Westminster College in Salt Lake City, Utah.  Dr. Wood plans to retire as an employee at the end of March 2011, but will continue his relationship with USANA as a consultant.

Roy W. Truett, 43, Chief Information Officer.  Mr. Truett joined USANA in April, 2003 as Executive Director of Information Technology.  He served in this role until July 2005, when he was appointed Vice President of Information Technology.  In July 2008, Mr. Truett was appointed Chief Information Officer.  Prior to joining USANA, Mr. Truett was employed at Humana Inc., where he was accountable for all IT systems related to corporate sales, marketing, and telemarketing activities.  Mr. Truett received a B.S. in business administration with an emphasis in information systems management from Francis Marion University in Florence, South Carolina and a Master of Business Administration from the University of Phoenix.

James H. Bramble, 40, General Counsel and Corporate Secretary.  Mr. Bramble joined USANA in March 1998 to manage the Compliance and Legal Departments. In April 2006 he was appointed Vice President and General Counsel. In July 2008, Mr. Bramble was also appointed Corporate Secretary.  Prior to joining USANA, Mr. Bramble was employed with Novus Services.  Mr. Bramble received a B.S. in political science with a minor in Spanish from the University of Utah in Salt Lake City, Utah. He received his Juris Doctorate in Law from the University of Utah College of Law.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of the compensation and benefit programs for our executive officers who are identified in the Summary Compensation Table (“Named Executive Officers”) of this Proxy Statement.

Role of Compensation Committee

The Executive compensation philosophy and practice of USANA has been developed through a collaborative effort of the Compensation Committee and the Company’s Chief Executive Officer, Chief Financial Officer, and the Vice President of Human Resources.  While these officers offer ideas, opinions, and proposals in Compensation Committee meetings, the Compensation Committee functions and votes independently from these officers.  The Compensation Committee is responsible for all changes to the Executive compensation philosophy and program.  The Compensation Committee consists of three members of USANA’s Board of Directors, all of whom are “independent” under the rules of the NYSE.  These members are appointed to the Compensation Committee by the Board of Directors.  The Compensation Committee acts under a written charter, which outlines the committee’s authority and responsibilities.

Role of Corporate Leadership in Assisting Compensation Committee

The Compensation Committee has the primary authority to determine the Company’s compensation philosophy and to establish compensation for the Company’s executives, including the Named Executive Officers (each also an “Executive” and collectively, “Executives”). It is responsible for ensuring that executive compensation decisions are thoroughly researched and implemented.  All of the Company’s Executives and employees participate in an annual performance review with their immediate supervisor, during which the Executive or employee receives input about his or her performance and contributions to the Company’s results for the period being assessed.  The Compensation Committee seeks input from the Company’s Chief Executive Officer, Chief Financial Officer and Vice President of Human Resources to identify key factors and to obtain information that is related to executive compensation.  These key factors and information generally involve the individual Executive’s level of responsibility, his or her years of experience, his or her current overall compensation level, the impact of current compensation practices on the Company’s financial statements, and the relationship between executive compensation and performance of the Company.

The Company’s Chief Financial Officer and Vice President of Human Resources take direction from and make suggestions to the Chairman of the Compensation Committee in establishing the quarterly Committee meeting agenda and in preparing the materials to be presented to the Compensation Committee.  These materials contain minutes from prior meetings, key items to be addressed, and background information to help the Compensation Committee in its decision-making process.

Compensation Philosophy and Objectives

The Company’s compensation philosophy, as approved by the Compensation Committee, is to establish and maintain Executive compensation programs that are designed to accomplish the following objectives:

•                  To attract and retain, through a fair and competitive compensation plan, Executives who have the intelligence, education, and experience that is required to effectively administer the affairs of the Company;

•                  To motivate our Executives to achieve certain financial and non-financial performance objectives for the benefit of our shareholders by tying components of their total compensation to individual and Company performance; and

•                  To ensure that compensation practices do not impair USANA’s financial strength or future success.

The Compensation Committee intends to meet these objectives by utilizing and maintaining a balance among three major components of compensation: base salary, short-term incentive compensation (cash bonus), and equity compensation.  The Committee believes that these three components provide the appropriate framework to attract, retain and motivate our Executives, and align a significant portion of Executive compensation with short- and long-term performance objectives that drive shareholder value.  As shown in the compensation tables following this report, our Executives do not receive retirement benefits, severance arrangements, deferred compensation opportunities, or other perquisites that are commonly provided to executives of similarly sized companies.

Compensation Consultants

During 2010, we did not engage or consult with a compensation consultant in connection with rendering decisions on Executive compensation.  In the past, however, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FWC”), an independent executive compensation consulting firm, to advise and make recommendations regarding USANA’s Executive compensation program. During 2010, the Compensation Committee utilized the following materials, along with other resources and tools, to render compensation decisions for 2010: (i) surveys and reports of executive compensation paid by public companies, with characteristics similar to USANA, on a national basis; and (ii) surveys of executive compensation paid by certain of the Company’s direct competitors, consisting of both public and private companies, on a local and national basis.

Components of Compensation

Base Salary

Base salary represents the fixed component of Executive compensation.  It is designed to compensate our Executives fairly and competitively at levels necessary to attract, retain and motivate qualified executives in our industry. Consistent with this philosophy, the Compensation Committee, on an annual basis, evaluates our Executives’ base salaries.  The Committee considers (i) the Executive’s scope of responsibilities, maturity in role, demonstrated level of performance, accomplishments and contributions to the Company; (ii) the performance of USANA, both financially and operationally; (iii) current market data and salary levels for each Executive’s particular position; and (iv) the total compensation paid to each Executive. The Committee then renders a decision for each Executive’s base salary based on the total mix of the foregoing information.

As part of its 2010 Executive compensation evaluation, the Compensation Committee, after reviewing the information outlined above, approved the Executives’ base salaries from July 2010 through June 2011 as follows:

Executive	Appointed Office	2009-2010 Base Salary ($)	2010 — 2011 Base Salary ($)
David A. Wentz	Chief Executive Officer	$600,000	$600,000
Fred W. Cooper, Ph.D.	President and Chief Operating Officer	$570,000	$587,100
Jeffrey A. Yates	Chief Financial Officer	$280,000	$310,800
Mark H. Wilson	Executive Vice President of Sales	$505,000	$538,125	*
Deborah Woo	Executive Vice President of Sales	$407,125	$442,074	*

* Mr. Wilson’s and Mrs. Woo’s responsibilities were increased during 2010. Accordingly, the Compensation Committee approved an additional increase in the base salaries for Mr. Wilson and Mrs. Woo in 2010.

As he did in 2009, in 2010 David Wentz recommended that the Compensation Committee not increase his base salary, despite the committee’s determination that an increase was warranted.  The Compensation Committee accepted Mr. Wentz’s recommendation and did not increase his base salary. With respect to each of the other Executives identified in the table, the Compensation Committee determined that the increases to such Executives’ base salaries were reasonable and necessary to ensure that the compensation we offer to our Executives is fair and competitive. The actual base salaries paid to our Executives during the year ended January 1, 2011 are reflected in column (c) of the Summary Compensation Table of this Proxy Statement.

Non-Equity Incentive Plan Compensation

We offer our Executives non-equity incentive plan compensation in the form of a cash bonus that is based on USANA’s achievement of certain financial and non-financial performance objectives during the applicable year. Cash bonuses are based on a percentage of the Executive’s base salary. Each year, the Compensation Committee sets the range of the cash bonus for which each Executive is eligible and sets the performance objectives on which cash bonuses for that year will be based.

2010 Non-Equity Incentive Plan and Awards

In 2010, the Compensation Committee approved the 2010 Executive Bonus Plan (the “2010 Bonus Plan”) to Executives of the Company, including certain of the Named Executive Officers. Cash bonuses under this plan were based on the achievement of the performance objectives set out in the table below, which consisted of objectives related to growth in sales and the improvement of operating margins.  Each objective was assigned a relative weight and contained a minimum and maximum performance level, all as disclosed in the table below. The extent to which an Executive was entitled to a bonus under the 2010 Bonus Plan depended on the product of (i) the weighting of the respective objective, and (ii) the performance level that was attained for the respective objective. Under the 2010 Bonus Plan, Executives were eligible to receive a cash bonus of between zero and 100% of their base salary, depending on the performance of USANA. Each Executive’s target bonus percentage under the 2010 Bonus Plan was 50% of the Executive’s base salary.

The actual performance objectives (including the minimum threshold, maximum threshold and weighting of each objective), as well as the actual performance delivered by the Company in 2010, were as follows:

Performance Objective Related to Net Sales Growth	Minimum Performance Threshold	Maximum Performance Threshold	Weighting	Performance Delivered by The Company
Increase in total active Associates	2%	10%	30%	8.5%
Increase in Customer Value (1)	2%	16%	15%	0%

Performance Objectives Related to Operating Margins	Minimum Performance Threshold	Maximum Performance Threshold	Weighting	Performance Delivered by The Company
Reducing Associate Incentives as a percentage of net sales	45.2%	44.4%	25%	45.2%
Reducing Selling, General and Administrative Expense as a percentage of net sales	23.5%	21.9%	15%	21.6%
Measurable Improvement in Inventory Management(2)	(2)	(2)	15%	(2)

(1)          This objective is defined as and measured by improvement in Associate retention and increased Associate purchases on a monthly basis.

(2)          This objective includes, but is not limited to, improving operating margins through (i) reducing scrap, (ii) improving inventory turns, (iii) reducing air shipment of product, and (iv) eliminating low selling products.  This objective does not have a specific minimum or maximum performance threshold and is measured by a combination of the foregoing factors.  Although not displayed in the table, the Company’s performance under this objective in 2010 was near the target performance threshold.

Shortly after the end of fiscal 2010, the Compensation Committee reviewed the foregoing performance objectives and evaluated the actual performance delivered by the Company in 2010.  The Compensation Committee noted that the Company:

•                  achieved the objective related to increased active Associates at above the target threshold, but below the maximum threshold;

•                  achieved the objective related to reducing Associate incentives expense at the minimum threshold;

•                  achieved the objective related to reduced SG&A expense at a level beyond the maximum threshold; and

•                  achieved the objective related to improvement in inventory management at near the target threshold.

Based on the Compensation Committee’s review of the Company’s performance and the weighting of each objective accomplished, the Compensation Committee determined that the eligible Executives had earned a cash bonus of 53% of base salary under the 2010 Bonus Plan.  The Compensation Committee also noted during its evaluation that the level of cash bonus earned was slightly greater than the target level of 50% of base salary, which was set by the Compensation Committee upon adopting each performance objective under the 2010 Bonus Plan early in 2010.  The actual cash bonuses paid to our Executives under the 2010 Bonus Plan are reflected in column (g) of the Summary Compensation Table of this Proxy Statement.

2011 Non-Equity Incentive Plan

For 2011, the Compensation Committee approved the 2011 Executive Bonus Plan (the “2011 Bonus Plan”), which is based on the achievement of one universal Company performance objective: increasing the number of active Associates and Preferred Customers (“Active Customers”) in each of the Company’s markets without sacrificing profitability (the “2011 Performance Objective”). The Compensation Committee approved the 2011 Performance Objective to align the focus of the Company’s Executives on growing the number of Active Customers in 2011 and, ultimately, growing sales.  This performance objective has three components: (i) regional and/or market Active Customer growth; (ii) weighting of Active Customer growth by market; and (iii) required levels of Company profitability.  The extent to which an Executive will receive a bonus under the 2011 Bonus Plan will depend on the product of these three components. Each component is discussed below.

•                  Regional / Market Active Customer Growth

The 2011 Performance Objective establishes escalating growth levels for Active Customers in each of the Company’s regions and certain markets, as set forth in the table below. For a few of the Company’s Executives, these growth levels are tied to other individual markets, as opposed to the regions noted below. The regional growth levels are as follows:

Region and/or Market	Minimum Growth Level	Minimum to Target Growth Level	Target Growth Level	Target to Maximum Growth Level	Maximum Growth Level
North America	0% - 1%	1% - 4%	4%-8%	8% - 12%	Above 12%

Asia Pacific (excluding Hong Kong and China)	0% - 1%	1% - 4%	4%-8%	8% - 12%	Above 12%

China (1)	$40 - $45 million	$45 - $55 million	$55 - $67 million	$67 - $80 million	Above $80 million

(1)          In light of our recent entry into China through our subsidiary, BabyCare Ltd., and the requirement for us to conduct our operations in China through BabyCare and its business model, the performance requirements for China are measured as a target for actual U.S. dollar sales as opposed to a percentage of Active Customer growth.

•                  Weight of Associate Growth

In addition to requiring growth in the regions and/or markets noted above, the 2011 Bonus Plan weighs (or rewards) growth in the applicable region or market differently for many of our Executives, based on the significance of the region or market to the Executive’s overall jurisdictional area of responsibility. For example, Mr. Wentz’s bonus plan is weighted as follows: (i) 50% is tied to growth in North America; (ii) 20% is tied to growth in Asia Pacific; and (iii) 30% is tied to growth in China. The weighting of Dr. Cooper’s and Mr. Yates’ bonus plans, however, is slightly different from Mr. Wentz’s with: (i) 40% tied to growth in North America; (ii) 20% tied to growth in Asia Pacific; and (iii) 40% tied to growth in China. For Mr. Wilson and Mrs. Woo, the weighting of their 2011 Bonus Plans is tied to growth in certain individual markets, or a combination of individual markets, in their jurisdictional areas of responsibility.

•                  Required Level of Profitability

The intent of the 2011 Bonus Plan is to reward growth in Active Customers, and ultimately sales, without sacrificing our profitability. As such, the 2011 Bonus Plan contains several thresholds for profitability, which are all measured by earnings from operations (as a percentage of net sales) and are set out in the table below. As the table indicates, if earnings from operations decrease below the required level, the Executive’s eligibility to obtain a bonus under the 2011 Bonus Plan (notwithstanding the Company’s achievement of the required customer growth level) decreases as well.

Earnings from Operations Threshold (% of net sales)	Eligibility to Participate in 2011 Bonus Plan
12.7% and above	100% eligible
12.7% - 12.5%	90% eligible
12.5% - 12.3%	80% eligible
12.3% - 12.1%	50% eligible
12.1% and below	Not eligible

•                  Executive’s Bonus Potential

Under the 2011 Bonus Plan, Executives are eligible to receive a cash bonus of between zero and 100% of their base salary, depending on the product of the foregoing components of the 2011 Bonus Plan. Each Executive’s target bonus percentage under the 2011 Bonus Plan is 50% of the Executive’s base salary. Future estimated payouts under the 2011 Bonus Plan are reflected in the Grants of Plan-Based Awards table of this Proxy Statement.

2010 Discretionary Cash Bonus for BabyCare, Ltd. Acquisition

After the closing of the Company’s acquisition of BabyCare, Ltd. in August 2010, the Compensation Committee awarded a discretionary cash bonus to certain Executives who were significantly involved in the acquisition and who delivered exceptional performance throughout the acquisition process. The cash bonus awarded to each Executive is set out below and is also reflected in column (d) of the Summary Compensation table of this Proxy Statement:

Executive	Cash Bonus Awarded
David A. Wentz	$100,000
Fred W. Cooper	$90,000
Jeffrey A. Yates	$100,000
Deborah Woo	$15,000

Equity Compensation

Equity compensation is an integral part of USANA’s compensation philosophy.  We believe that equity grants that vest over a period of years tie a portion of our Executives’ compensation to the Company’s long-term performance and, thereby, align the interests of our Executives with the interests of our shareholders.  Our equity compensation program delivers compensation to Executives only when the Company performs and the value of the Company’s stock increases.  USANA provides equity-based compensation primarily through the issuance of Stock-Settled Stock Appreciation Rights (“SSARs”). Grants of equity awards are made for both Executives and all other eligible employees at regular Compensation Committee meetings and at special meetings, as needed.  The effective date for such grants is customarily the date of the Compensation Committee’s meeting at which the particular grant is approved.

During the last few years, the Compensation Committee’s philosophy has been to issue SSARs to our Executives on an annual basis under the USANA 2006 Equity Incentive Award Plan (the”2006 Plan”).  Under this philosophy, the Compensation Committee utilized lower awards of SSARs on a more frequent basis to drive individual and Company performance.  In 2008, however, this philosophy changed and the Compensation Committee determined that large, intermittent, SSAR awards were more appropriate and consistent with the objectives of driving long-term Company performance as well as individual Executive performance.  After reaching this conclusion, the Compensation Committee, in July 2008, approved the issuance of a SSAR award to each of our Executives. The awards vest annually in equal installments over a 5-year period. The grant price for these awards, like all Company equity incentive awards, was the fair market value of the award as of the date of grant as determined by the closing price of the Company’s common stock on the date of grant.

In April, 2010, the Compensation Committee approved the issuance of another SSAR award to each of our Executives.  The intent of the 2010 awards is to supplement and extend the awards issued in 2008.  The 2010 awards vest in two equal installments in April 2014, and April 2015. After the 2008 awards complete vesting and expire in 2013, the 2010 awards will begin to vest in 2014 and expire at the end of 2015.  The grant price for the 2010 awards, like all Company equity incentive awards, was the fair market value of the award as of the date of grant as determined by the closing price of the Company’s common stock on the date of grant.  The details of the 2010 awards are reflected in column (j) of the Grants of Plan Based Awards table of this Proxy Statement.

Other Compensation

Other than as described above, USANA does not at this time provide benefits to its Executives that are different from or in addition to those that are provided to its general employees.

Retirement: Executives may participate in Company sponsored 401(k) retirement plans on the same terms and conditions, including Company matching provisions, as other employees.  For the year ended January 1, 2011 the Company contributed matching funds totaling $907,550 to our 401(k) plan in which all eligible employee participants shared. During 2010, each of our Executives participated in our 401(k) plan and shared matching funds totaling $71,855. We provide no other retirement benefits to our Executives.

Severance: USANA has no severance agreements or contracts with any of its Executives that contain post-termination or change-in-control payment provisions.

Perquisites:  It is our general practice not to provide significant perquisites or personal benefits to our Executives. The Compensation Committee, however, retains the discretion to consider and award reasonable perquisites or personal benefits to Executives as necessary to accomplish the objectives under our compensation philosophy.  In this regard, it should be noted that we do not currently provide pension arrangements, post-retirement health coverage, or similar benefits for our Executives or employees.  In 2010, we paid health, life, and disability insurance premiums on behalf of our Executives, all on the same terms as those that we provide to all of the Company’s employees.

Insurance Plans and Other Benefits:  We provide insurance plans and other benefits to our Executives that are similar to those plans and benefits that are customarily provided to general employees of the Company.

Indemnification:  Article VI of our Amended and Restated Articles of Incorporation and Article 5 of our Bylaws provide for indemnification of our directors, officers, employees, and other agents to the extent and under the circumstances permitted by the Utah Business Corporation Act.  We have entered into agreements with our directors and officers that will require us, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent allowed.  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers, or persons controlling us under the foregoing provisions, the SEC has stated that such indemnification is against public policy, as expressed in the Securities Act, and, therefore, such indemnification provisions may be unenforceable.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), a public company is generally denied deductions for compensation paid to the chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year. The Company’s executive compensation programs are designed to preserve the deductibility of compensation payable to executive officers, although deductibility will be only one among a number of factors considered in determining appropriate levels or types of compensation.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.  Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the members of the Compensation Committee:

Ronald S. Poelman (Chair)

Jerry G. McClain

Robert Anciaux

SUMMARY COMPENSATION TABLE

The following table summarizes all compensation paid to our Named Executive Officers in each of the three most recently completed fiscal years.

(a) Name and Principal Position	(b) Year	(c) Salary ($)	(d) Bonus ($)(1)	(e) Stock Awards ($)	(f) Option Awards ($)(2)	(g) Non-Equity Incentive Plan Compensation ($)(3)	(h) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(i) All Other Compensation ($)(4)	(j) Total ($)

Myron W. Wentz	2010	—	—	—	—	—	—	—	—
Chairman	2009	—	—	—	—	—	—	—	—
	2008	—	—	—	$4,364,000	—	—	—	$4,364,000

David A. Wentz	2010	$588,462	$100,000	—	$957,480	$311,885	—	$8,575	$1,966,402
Chief Executive Officer	2009	$553,846	—	—	—	$160,616	—	$11,752	$726,214
	2008	$541,395	—	—	$1,571,040	$197,308	—	$19,261	$2,329,004

Jeffrey A. Yates	2010	$295,045	$100,000	—	$670,236	$156,374	—	$8,575	$1,230,230
Vice President & Chief Financial Officer	2009	$264,832	—	—	—	$68,856	—	$8,575	$342,263
	2008	$136,446	—	—	$654,600	$51,850	—	$2,019	$844,915

Fred W. Cooper	2010	$578,353	$90,000	—	$1,364,409	$306,527	—	$8,575	$2,347,864
President and COO	2009	$559,846	—	—	—	$179,427	—	$12,236	$751,509
	2008	$457,269	—	—	$1,440,120	$222,690	—	$17,091	$2,137,170

Deborah Woo(5)	2010	$430,073	$15,000	—	$1,021,312	$202,292	—	$104,457	$1,773,134
Executive Vice President of Sales	2009	$397,056	—	—	—	$191,172	—	$96,282	$684,510
	2008	$338,345	—	—	$1,047,360	$277,441	—	$81,145	$1,744,291

Mark H. Wilson	2010	$528,334	—	—	$837,795	$280,017	—	$8,575	$1,654,721
Executive Vice President of Sales	2009	$502,462	—	—	—	$125,615	—	$8,575	$636,652
	2008	$413,231	—	—	$1,309,200	$106,466	—	$15,306	$1,844,203

(1)                                  Reflects a cash discretionary cash bonus paid during 2010 to certain Executives who were significantly involved in the Company’s acquisition of BabyCare, Ltd and who delivered exceptional performance throughout the acquisition process.

(2)                                  Amounts in this column reflect the grant date fair value of SSARs issued to the Executives for the fiscal years ended January 1, 2011, and January 3, 2009 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. In computing these amounts, the Company ignored the impact of the forfeiture rate relating to service-based vesting conditions. These amounts do not represent the actual amounts paid to or realized by the Executive for these awards during the applicable fiscal year. There were no SSARs issued to Executives during the fiscal year ended January 2, 2010. Assumptions used in the calculation of these amount are included in Note K to the Company’s consolidated financial statements that are included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2011.

(3)                                  Reflects amounts paid in fiscal 2011 for performance realized in fiscal year 2010, under the Company’s short-term incentive plan (cash bonus) discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

(4)                                  Reflects employer’s matching contribution to the Executive’s 401(k) plan, except in the case of the compensation paid to Mrs. Woo, which is set out in note (5) below.

(5)                                  Mrs. Woo is our Executive Vice President of Sales and resides in Hong Kong. In connection with Mrs. Woo’s overseas employment, column (i) reflects: (1) $65,907 paid by the Company to Mrs. Woo as retirement compensation pursuant to local law; (2) $19,275 paid by the Company to Mrs. Woo for a housing allowance, which is a customary allowance in Hong Kong; and (3) $19,275 paid by the Company to Mrs. Woo for a transportation allowance, which is a customary allowance in Hong Kong.

GRANTS OF PLAN-BASED AWARDS

The following table contains information regarding equity awards granted to the Named Executive Officers during the fiscal year ended January 1, 2011 and the estimated or targeted payouts under the 2011 Bonus Plan described above.

									(j)
								(i)	All other
								All other	option	(k)
								stock	awards:	Exercise	(l)
		Estimated future payouts under			Estimated future payouts under			awards:	Number of	or base	Grant date
		non-equity incentive plan awards (1)			equity incentive plan awards			Number of	securities	price of	fair value of
(a) Name	(b) Grant Date	(c) Threshold ($)	(d) Target ($)	(e) Maximum ($)	(f) Threshold ($)	(g) Target ($)	(h) Maximum ($)	shares of stock or units (#)	underlying options (#)(2)	option awards ($/Sh)(3)	stock and option awards ($)
Myron W. Wentz		—	—	—	—	—	—	—	—	—	—

David A. Wentz	N/A	$120,000	$300,000	$600,000	—	—	—	—	60,000	$35.47	$957,480

Jeffrey A. Yates	N/A	$62,160	$155,400	$310,800	—	—	—	—	42,000	$35.47	$670,236

Fred W. Cooper	N/A	$117,400	$293,550	$587,100	—	—	—	—	85,500	$35.47	$1,364,409

Deborah Woo	N/A	$88,415	$221,037	$442,074	—	—	—	—	64,000	$35.47	$1,021,312

Mark H. Wilson	N/A	$107,625	$269,062	$538,125	—	—	—	—	52,500	$35.47	$837,795

(1)                                  There is no guaranteed payment to our Executives under the 2011 Bonus Plan. As such, if the minimum performance objectives are not achieved, our Executives will receive no payout under the 2011 Bonus Plan.  The amounts shown in column (c) reflect the minimum payout level under the 2011 Bonus Plan, which is 20% of the Executive’s base salary.  The amounts shown in column (d) reflect the target payout, which is 50% of the Executive’s base salary.  The amounts shown in column (e) reflect 100% of the Executive’s base salary, which is the maximum payout that can be obtained under the 2011 Bonus Plan.

(2)                                  All equity awards granted in 2010 were SSARs and granted under the 2006 Equity Incentive Award Plan.

(3)                                  All equity awards were granted at the closing stock price on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table includes certain information with respect to the value of all equity awards previously granted to the Named Executive Officers at the end of the fiscal year ended January 1, 2011.

	Option awards (1)					Stock Awards
(a) Name	(b) Number of securities underlying unexercised options (#) exercisable	(c) Number of securities underlying unexercised options (#) unexercisable	(d) Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	(e) Option exercise price ($)	(f) Option expiration date	(g) Number of shares or units of stock that have not vested (#)	(h) Market value of shares or units of stock that have not vested ($)	(i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	(j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Myron W. Wentz (2)	280,000	—	—	$39.18	5-Dec-15	—	—	—	—
	200,000	300,000	—	$26.06	21-Jan-14

David A. Wentz (3)	—	25,000	—	$39.14	30-Apr-11	—	—	—	—
	21,000	14,000	—	$40.59	19-Oct-12
	72,000	108,000	—	$26.06	21-Jan-14
	—	60,000	—	$35.47	27-Oct-15

Jeffrey A. Yates (3)	—	45,000	—	$26.06	21-Jan-14	—	—	—	—
	—	42,000	—	$35.47	27-Oct-15

Fred W. Cooper (3)	—	6,000	—	$37.60	26-Jul-11	—	—	—	—
	—	8,800	—	$40.59	19-Oct-12
	—	99,000	—	$26.06	21-Jan-14
	—	85,500	—	$35.47	27-Oct-15

Deborah Woo (3)	10,000	5,000	—	$37.60	24-Oct-11	—	—	—	—
	9,600	6,400	—	$40.59	19-Oct-12
	—	72,000	—	$26.06	21-Jan-14
	—	64,000	—	$35.47	27-Oct-15

Mark H. Wilson (3)	—	6,000	—	$37.60	26-Jul-11	—	—	—	—
	—	8,800	—	$40.59	19-Oct-12
	—	90,000	—	$26.06	21-Jan-14
	—	52,500	—	$35.47	27-Oct-15

(1)                                  All awards vest 20% annually, beginning on the first anniversary of the date of grant, except those grants which are described in notes (2) and (3) below.

(2)                                  The initial 20% of the grant of 500,000 SSARs to Dr. Wentz vested on April 1, 2008 instead of July 21, 2008.

(3)                                  The grant of 60,000 SSARs to Mr. Wentz, 42,000 to Mr. Yates, 85,500 to Dr. Cooper, 64,000 to Mrs. Woo, and 52,500 to Mr. Wilson vest 50% in April 2014 and 50% in April 2015.

OPTION EXERCISES AND STOCK VESTED

The following table summarizes certain information with respect to the awards exercised by the Named Executive Officers during the fiscal year ended January 1, 2011.

	Option awards		Stock awards
(a) Name	(b) Number of shares acquired on exercise (#)	(c) Value realized on exercise ($)	(d) Number of shares acquired on vesting (#)	(e) Value realized on vesting ($)

Myron W. Wentz	—	—	—	—

David A. Wentz	100,000	$505,000	—	—

Jeffrey A. Yates	12,430	$553,200	—	—

Fred W. Cooper	32,228	$1,920,719	—	—

Deborah Woo	19,961	$822,442	—	—

Mark H. Wilson	29,742	$1,555,627	—	—

COMPENSATION OF DIRECTORS

The table below summarizes the compensation paid by the Company to directors of the Company for the fiscal year ended January 1, 2011, other than Dr. Wentz, the Company’s Chairman of the Board, whose compensation is included in the Summary Compensation Table and who received no compensation for his services as a director in 2010.

(a) Name	(b) Fees earned or paid in cash ($) (1)	(c) Stock awards ($) (2)	(d) Option awards ($) (2)	(e) Non-equity incentive plan compensation ($)	(f) Change in pension value and nonqualified compensation earnings ($)	(g) All other compensation ($) (3)	(h) Total ($)

Robert Anciaux	$62,000	—	—	—	—	—	$62,000

Jerry G. McClain	$76,000	—	—	—	—	—	$76,000

Ronald S. Poelman	$82,000	—	—	—	—	$5,000	$87,000

Gilbert A. Fuller	$66,000	—	—	—	—	—	$66,000

(1)                                  Each non-employee director receives an annual cash retainer of $62,000.  The chair of the Company’s Audit Committee also receives an additional annual cash retainer of $14,000.  The chair of the Compensation Committee receives an annual cash retainer of $8,000 and the chair of the Governance and Nominating Committee receives an annual cash retainer of $4,000.  The Board Secretary also receives an annual cash retainer of $12,000.  Mr. Poelman currently serves as Board Secretary. The amounts in column (b) reflect a combination of the retainer fees for 2010.  The Company also reimburses all directors for the out-of-pocket expenses that they incur in connection with their services as directors, which include travel, lodging, and related expenses from attending or participating in meetings of the shareholders, Board of Directors, and committees of the Board.

(2)                                  There were no stock or option awards to directors during the fiscal year ended January 1, 2011.

(3)                                  Represents additional board service related fees paid to Mr. Poelman for his counsel to the Company, in his capacity as a Board member, during the BabyCare acquisition process.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of February 24, 2011, by (1) each person known to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) the Named Executive Officers and the directors of USANA individually, and (3) the Named Executive Officers and directors as a group.  Except as indicated in the footnotes below, each of the persons listed below is believed to exercise sole voting and investment power over the shares of common stock that are listed for such individual or entity in this table.

Name	Number of	Percent of
and Address	Shares (1)	Class (2)
Beneficial Owners of More Than 5%

Gull Holdings, Ltd.	7,998,040	50.3%
4 Finch Road
Douglas, Isle of Man

FMR LLC (3)	2,362,132	14.9%
82 Devonshire Street
Boston, MA 02109

Directors and Named Executive Officers

Myron W. Wentz, Ph.D. (4)	8,578,040	52.0%
Chairman of the Board

David A. Wentz, (5)	302,115	1.9%
Chief Executive Officer

Jeffrey A. Yates	—	*
Vice President and Chief Financial Officer

Fred W. Cooper, Ph.D. (6)	10,167	*
President and Chief Operating Officer

Deborah Woo (7)	22,800	*
Executive Vice President of Sales

Mark H. Wilson (8)	4,434	*
Executive Vice President of Sales

Robert Anciaux, Director (9)	20,448	*

Jerry G. McClain, Director (10)	20,923	*

Ronald S. Poelman, Director (11)	27,215	*

Gilbert A. Fuller, Director (12)	26,559	*

Directors and Officers as a group (10 persons)	9,012,701	53.9%

*   Less than one percent.

(1)                                  All entries exclude beneficial ownership of shares that are issuable pursuant to options or SSARs that have not vested or that are not otherwise exercisable as of the date hereof and which will not become vested or exercisable within 60 days of February 24, 2011.

(2)                                  Percentages are rounded to nearest one—tenth of one percent.  Percentages are based on 15,906,325 shares outstanding on February 24, 2011.  Shares of common stock subjected to options and/or SSARs that are presently exercisable or exercisable within 60 days of February 24, 2011 are deemed to be beneficially owned by the person holding the options or SSARs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)                                  Reflects the number of shares held at year-end, as reported on Form SC 13G/A filed on February 14, 2011.

(4)                                  Includes 7,998,040 shares held of record by Gull Holdings, Ltd., an Isle of Man company, which is 100% owned by Dr. Wentz and 580,000 shares that are issuable pursuant to options and SSARs which are presently exercisable or which become exercisable within 60 days of February 24, 2011.  Because of his control of Gull Holdings, Ltd, Dr. Wentz is deemed to be the beneficial owner of the shares that are owned of record by Gull Holdings, Ltd.

(5)                                  Includes 125,000 shares that are issuable pursuant to options and/or SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011, and 9,838 shares that are held in the executive’s 401(k) account.  Also includes 167,277 shares that are held of record.

(6)                                  Includes 4,400 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011, and 5,767 shares that are held in the executive’s 401(k) account.

(7)                                  Includes 22,800 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011.

(8)                                  Includes 4,400 shares issuable pursuant to SSARs which are presently exercisable or which become exercisable within 60 days of February 24, 2011, and 34 shares held in the executive’s 401(k) account.

(9)                                  Includes 17,544 shares that are issuable pursuant to options and SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011, and 2,904 shares that are issuable pursuant to Deferred Stock Units (“DSUs”), which are presently vested or which become vested within 60 days of February 24, 2011.

(10)                            Includes 15,000 shares that are issuable pursuant to options and/or SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011, 5,723 shares that are issuable pursuant to DSUs, which are presently vested or which become vested within 60 days of February 24, 2011, and 200 shares held of record.

(11)                            Includes 17,956 shares that are issuable pursuant to options and/or SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011 and 4,259 shares that are issuable pursuant to DSUs, which are presently vested or which become vested within 60 days of February 24, 2011, and 5,000 shares that are held of record.

(12)                            Includes 23,800 shares that are issuable pursuant to SSARs, which are presently exercisable or which become exercisable within 60 days of February 24, 2011, and 1,959 shares that are held in the individual’s IRA account and 800 shares that are held in an IRA account by the individual’s spouse.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding awards and shares reserved for future issuance under our equity compensation plans as of January 1, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding awards (1)		Weighted-average exercise price of outstanding awards		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	4,159,786	(2)	$32.46	(3)	290,350
Equity compensation plans not approved by security holders	None		N/A		None
Total	4,159,786	(2)	$32.46	(3)	290,350

(1)                                  Consists of shares of common stock issuable under the USANA 2006 Equity Incentive Award Plan and the 2002 USANA Health Sciences, Inc. Stock Plan.

(2)                                  Includes 351,044 options, and 112,886 DSUs that will entitle each holder to the issuance of one share of common stock for each unit.  Also, includes 3,695,856 SSARs.  A SSAR is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant in shares of common stock.  Based on the closing stock price of $43.45 on the last trading day of fiscal 2010, and the exercise price of SSAR’s that were in-the-money, 1,000,221 shares of common stock would be issued upon the exercise of these awards.

(3)                                  Calculated without taking into account 112,886 shares of common stock subject to outstanding DSU’s, which are issuable without any cash consideration or other payment required for such shares.

PROPOSAL #2 — INCREASE IN SHARES RESERVED FOR ISSUANCE

UNDER THE USANA 2006 EQUITY INCENTIVE AWARD PLAN

The Board of Directors has adopted, subject to shareholder approval, an amendment to the USANA 2006 Equity Incentive Award Plan (the “2006 Plan” or the “Plan”) to increase the maximum number of shares of common stock reserved for issuance under the Plan by 5,000,000 shares, to a maximum of 10,000,000 shares. Shareholders are requested in this Proposal #2 to approve the amendment to the 2006 Plan. The affirmative vote of a majority of the votes cast on this Proposal #2, excluding abstentions and broker non-votes, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal #2.

On March 21, 2011, the aggregate number of shares of our common stock available for future grants to participants under the 2006 Plan was 282,350 shares. If Proposal #2 is approved, the number of shares available for future grants under the 2006 Plan will increase by 5,000,000.

The Board believes that the proposed amendment to the 2006 Plan is in the best interest of the Company. The appropriate use of equity awards remains an essential component of our overall compensation philosophy. The Board believes that the proposed amendment is necessary for us to continue to attract and retain well-qualified employees and directors who will contribute to our success, and to provide incentives to motivate such employees and directors that are directly linked to increases in shareholder value and will therefore benefit all of our shareholders.

A summary of the principal features of the 2006 Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan as proposed to be amended, which is attached as Annex A to this Proxy Statement.

Summary of the 2006 Plan

Administration

The Compensation Committee of the Board of Directors administers the 2006 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, or employees who are “covered employees” within the meaning of Section 162(m) of the Code. The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an “outside director” pursuant to Section 162(m).

The Compensation Committee has the exclusive authority to administer the 2006 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee does not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

Persons eligible to participate in the 2006 Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

As approved by the shareholders in April 2006, the maximum number of shares of common stock available for issuance under the 2006 Plan is 5,000,000. Proposal #2, if approved by the shareholders, would increase the maximum number of shares of common stock available for issuance under the Plan to 10,000,000 shares. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2006 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2006 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2006 Plan. Notwithstanding the foregoing, no shares will become available (a) upon the cancellation of existing awards or any similar transactions following the tenth anniversary of shareholder approval of the 2006 Plan or (b) if the return of shares would require additional shareholder approval of the 2006 Plan pursuant to applicable rules of the NYSE. The shares of common stock covered by the 2006 Plan may be authorized but unissued shares, or shares purchased in the open market.

Awards

The 2006 Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards. The Compensation Committee has the discretion to determine the types and amounts of awards that will be granted to specific individuals pursuant to the 2006 Plan.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2006 Plan. The option exercise price of all stock options granted pursuant to the 2006 Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.

Restricted stock may be granted pursuant to the 2006 Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

A stock appreciation right (an “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. Payments will be made by the Company in cash or common stock.

The other types of awards that may be granted under the 2006 Plan include performance shares, performance stock units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2006 Plan, then the Compensation Committee will make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2006 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards. In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2006 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2006 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2006 Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2006 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2006 Plan. In addition, without approval of the Company’s shareholders, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2006 Plan in connection with changes in the Company’s capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

In no event may an award be granted pursuant to the 2006 Plan on or after the tenth anniversary of the effectiveness of the Plan.

Securities Law

The 2006 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The 2006 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2006 Plan and options and other awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Federal Income Tax Consequences

The tax consequences of the 2006 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2006 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Nonqualified Stock Options.  For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (an “NQSO”) under the 2006 Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

Incentive Stock Options.  An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (an “ISO”); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income;

the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of common stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.

Stock Appreciation Rights.  No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock.  A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

Dividend Equivalents.  A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Awards.  A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments.  A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 162(m) Limitation.  In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”  Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by the Company’s shareholders.

The 2006 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as “performance-based compensation” under Section 162(m). In addition, in order to permit awards other than stock options and SARs to qualify as “performance-based compensation,” the 2006 Plan allows the Compensation Committee to designate as “Section 162(m) Participants” employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set forth in the 2006 Plan.

New Plan Benefits

If the increase in the number of shares reserved for issuance under the 2006 Plan under Proposal #2 is approved by our shareholders, the Compensation Committee in its sole discretion will determine the number and types of awards that will be granted under the Plan going forward and will also determine the persons to whom awards will be granted. Therefore, the number of shares to be issued under the 2006 Plan and the net values to be realized upon such issuances are discretionary, and therefore, not determinable.

Required Vote

The affirmative vote of a majority of the shares cast on the matter is required to approve the amendment to the 2006 Plan. Because abstentions and broker non-votes are not treated as shares cast, they will not have the effect of a negative vote with respect to approval of the amendment to the 2006 Plan.

RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR the amendment to the USANA 2006 Equity Incentive Award Plan.

PROPOSAL #3 — RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accountant to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2011.  PricewaterhouseCoopers LLP has served as the Company’s independent registered public accountant since the fiscal year ended December 29, 2007.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves any engagement of PricewaterhouseCoopers LLP and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accountant and nominate an independent registered public accounting firm for shareholder approval. While ratification of the selection of accountants by the shareholders is not required and is not binding upon the Audit Committee or the Company, in the event of a negative vote on such ratification, the Audit Committee might choose to reconsider its selection.

Prior to the performance of any services, the Audit Committee approves all audit and non-audit services to be provided by the Company’s independent registered public accountant and the fees to be paid therefor.  Although the Sarbanes-Oxley Act of 2002 permits the Audit Committee to pre-approve some types or categories of services to be provided by the independent registered public accountant, it is the current practice of the Audit Committee to specifically approve all services provided by the independent registered public accountant in advance, rather than to pre-approve any type of service.  In connection with this practice, the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Independence

PricewaterhouseCoopers LLP has advised us that it has no direct or indirect financial interest in the Company or in any of its subsidiaries and that it has had, during the last three years, no connection with the Company or any of its subsidiaries, other than as independent auditors or in connection with certain other activities, as described below.

Financial Statements and Reports

The financial statements of the Company for the year ended January 1, 2011, and the report of the independent auditors will be presented at the Annual Meeting.  PricewaterhouseCoopers LLP will have a representative present at the meeting who will have an opportunity to make a statement, if he or she so desires, and to respond to appropriate questions from shareholders.

Services

During fiscal years 2010 and 2009, PricewaterhouseCoopers LLP performed services consisting of the audit of the annual consolidated financial statements of the Company, review of the quarterly financial statements, stand-alone audits of subsidiaries, and accounting consultations, consents, and other services related to SEC filings by the Company and its subsidiaries.  PricewaterhouseCoopers LLP did not perform any financial information systems design and implementation services for the Company for the fiscal years 2010 and 2009.

The following table summarizes the fees that were paid to PricewaterhouseCoopers LLP by the Company during fiscal years 2010 and 2009.

Type of Service and Fee	Fiscal 2010	Fiscal 2009
Audit Fees	$1,080,029	$1,071,425
Audit Related Fees	594,556	—
Tax Fees	438,360	316,847
All Other Fees	—	—
Total Fees	$2,112,945	$1,388,272

RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP, as the Company’s independent public accountants for the fiscal year 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for monitoring our financial auditing, accounting and financial reporting processes and our system of internal controls, and selecting the independent registered public accountant on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accountant, PricewaterhouseCoopers LLP is responsible for performing an independent audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing an opinion thereon. In this context, the Audit Committee met regularly and held discussions with management, our internal audit department and PricewaterhouseCoopers LLP. Management represented to the Audit Committee that the consolidated financial statements for the fiscal year 2010 were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee hereby reports as follows:

•                  The Audit Committee has reviewed and discussed the audited consolidated financial statements and accompanying management’s discussion and analysis of financial condition and results of operations with our management and PricewaterhouseCoopers LLP.  This discussion included PricewaterhouseCoopers LLP’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

•                  The audit committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•                  PricewaterhouseCoopers LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PricewaterhouseCoopers LLP the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by PricewaterhouseCoopers LLP during the last fiscal year were compatible with maintaining the accounting firm’s independence.

•                  Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2011, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:

Jerry G. McClain (Chair)

Robert Anciaux

Ronald S. Poelman

EMPLOYMENT CONTRACTS AND OTHER ARRANGEMENTS

The Company has no employment agreements with any of its executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires USANA’s officers, directors, and persons who beneficially own more than 10% of USANA’s common stock to file reports of ownership and changes in ownership with the SEC and with the NYSE.  Officers, directors, and greater-than-ten-percent shareholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of these forms that were furnished to the Company, and based on representations made by certain persons who were subject to this obligation that such filings were not required to be made, the Company believes that all reports that are required to be filed by these individuals and persons under Section 16(a) were filed on time in fiscal year 2010, except that one transaction for each of Mr. Poelman and Mr. Bramble was reported late on Form 4, and two transactions for Mr. David Wentz were reported late on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Related Party Transactions

In the ordinary course of business, USANA may engage in transactions which have the potential to create actual or perceived conflicts of interest between USANA and its directors and officers or their immediate family members. The Audit Committee charter requires that the Audit Committee review and approve any related party transaction or, in the alternative, that it notify and request action on the related party transaction by the full board of directors.  While USANA has not adopted formal written procedures for reviewing such transactions, in deciding whether to approve a related party transaction, the Audit Committee may consider, among other things, the following factors:

•                  information regarding the goods or services that are proposed to be provided, or that are being provided, by or to the related party;

•                  the nature of the transaction and the costs to be incurred by USANA;

•                  an analysis of the costs and benefits that are associated with the transaction and a comparison of alternative goods or services that are available to USANA from unrelated parties;

•                  an analysis of the significance of the transaction to USANA;

•                  whether the transaction would be in the ordinary course of USANA’s business;

•                  whether the transaction is on terms that are comparable to those that could be obtained in an arm’s-length dealing with an unrelated third party; and

•                  whether the transaction could result in an independent director no longer being considered to be independent under the NYSE rules.

After considering these and other relevant factors, the Audit Committee either (1) approves or disapproves the related party transaction, or (2) requests that the full Board of Directors consider the matter. The Audit Committee will not approve any related party transaction which is not on terms that it believes are both fair and reasonable to USANA.

Related Party Transaction

The Company’s Founder and Chairman of the Board, Myron W. Wentz, PhD is the sole beneficial owner of Gull Holdings, Ltd., which is the largest shareholder of the Company. Gull Holdings, Ltd. owned 50.1% of the Company’s issued and outstanding shares as of January 1, 2011.  Dr. Wentz devotes much of his personal time, expertise, and resources to a number of business and professional activities outside of USANA. The most significant of these is the Sanoviv Medical Institute, which is a unique, fully integrated health and wellness center located near Rosarito, Mexico that Dr. Wentz founded 1998.  Dr. Wentz’s private entity, Sanoviv S.A. DE C.V. (“Sanoviv”), contracts with Medicis, S.C. (“Medicis”), an entity that is owned and operated independently of Dr. Wentz, to conduct the operations of the Sanoviv Medical Institute.  Sanoviv leases the medical building to Medicis and Medicis carries out all of the operations of the medical institute, which include employing all of the medical and healthcare professionals who provide services at the medical institute. The Medicis medical and healthcare professionals possess expertise in the fields of human health, digestive health, nutritional medicine, lifestyle medicine and other medical fields that are important to USANA.

In 2010, Medicis performed a variety of contract research services on behalf of USANA, which included (i) short-and long-term clinical testing of nutritional products and dietary ingredients, (ii) research and development of novel product formulations for future development and production by USANA; and (iii) research and development of improvements in existing USANA product formulations.  In exchange for these services, USANA paid Medicis approximately $500,000 during 2010.

In 2011, USANA will continue its collaboration with Medicis for a similar research and development program. In addition to contract research services, Medicis will provide physicians and other medical staff to speak at USANA Associate events and will agree to endorse USANA and its products. The spending cap on this collaboration is $500,000.  Depending on the amount of research services that are requested by USANA, the amount that USANA will pay Medicis in 2011 for these services will likely be between $400,000 and $500,000. USANA’s collaboration with Medicis is terminable at will by USANA at anytime, without any continuing commitment by USANA.

PROPOSAL #4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are submitting to the Company’s shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. Accordingly, the following resolution is submitted for a shareholder advisory vote at the 2011 Annual Meeting:

RESOLVED, that the shareholders of USANA Health Sciences, Inc. (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the regulations promulgated by the SEC, including the Compensation Discussion and Analysis, the accompanying compensation tables, and the corresponding narrative discussion and footnotes set forth in the Proxy Statement for the 2011 Annual Meeting.

As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to provide a competitive level of compensation necessary to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term objectives that enhance shareholder value. In order to align executive pay with Company’s financial performance and the creation of shareholder value, a significant portion of the compensation paid to our Named Executive Officers is allocated to performance-based, short- and long-term incentive programs.  Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

This vote is merely advisory and will not be binding upon the Company or the Board. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values constructive dialogue on executive compensation and other important governance topics with the Company’s shareholders and encourages all shareholders to vote their shares on this matter.

Vote Required

Approval of this resolution requires the affirmative vote of a majority of the shares cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of the Company or the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions.

RECOMMENDATION

The Board of Directors unanimously recommends that shareholders vote to approve the overall compensation of the Company’s Named Executive Officers by voting FOR this resolution.

PROPOSAL #5 — ADVISORY VOTE ON THE FREQUENCY

OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the Company’s shareholders the opportunity to cast an advisory vote on whether future non-binding advisory votes on the compensation of the Company’s Named Executive Officers should occur every one, two or three years.  The Board recommends that shareholders vote to hold an advisory vote on executive compensation every THREE years, or a triennial vote.

You may cast your vote by choosing one year, two years or three years or you may abstain from voting when you vote for the resolution set forth below.

“RESOLVED, that the highest number of votes cast by the shareholders of USANA Health Sciences, Inc. for the following options shall be the preferred frequency with which USANA Health Sciences, Inc. is to hold an advisory vote on the approval of the compensation of its named executive officers included in the Proxy Statement: (a) yearly or (b) every two years or (c) every three years.”

After careful consideration, the Board believes that a triennial advisory vote complements our goal to create a compensation program that enhances long-term shareholder value. As described in the “Compensation Discussion and Analysis,” our executive compensation program is designed to motivate executives to achieve short-term and long-term corporate goals that enhance shareholder value. A triennial vote will provide shareholders the ability to compare the Company’s compensation program to the long-term performance of the Company.  The Compensation Committee would also benefit from this longer time period between advisory votes. Three years will give the Compensation Committee sufficient time to fully analyze the Company’s compensation program (as compared to the Company’s performance over that same period) and to implement necessary changes. The Board believes anything less than a triennial vote will detract from the long-term interests and goals of the Company.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors.  Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

Vote Required

Generally, approval of any matter presented to shareholders requires a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s shareholders. Even though this vote will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of the Company or the Board, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be included in the Company’s proxy statement.

RECOMMENDATION

The Board of Directors unanimously recommends that an advisory vote on the compensation of the Company’s Named Executive Officers be included in the Company’s proxy statement every THREE years.

OTHER MATTERS

Shareholder Proposals. As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual

Meeting, other than as set forth herein and in the Notice of Annual Meeting.  If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment on these matters. Shareholders who intend to present proposals at the 2012 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Secretary of the Company not later than November 25, 2011. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2012 proxy materials.

Solicitation of Proxies. The accompanying proxy is solicited on behalf of the Board of Directors.  In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company, as of the date hereof.

“Householding” of Proxy Materials.  The SEC permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements (and related documents) with respect to two or more shareholders sharing the same address by delivering a single proxy statement (and related documents) addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings to companies.

A number of brokers with account holders who are shareholders will be “householding” our proxy materials.  As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement (and related documents) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder or shareholders.  Once you have received notice from your broker or USANA that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until USANA or USANA’s transfer agent receives contrary instructions from an affected shareholder or shareholders.

Shareholders who currently receive multiple copies of this Proxy Statement (and related documents) at their address and would like to request “householding” of their communications should contact their broker or, if a shareholder is a registered holder of shares of common stock, he or she should submit a written request to American Stock Transfer & Trust Company, our transfer agent, at 6201 Fifteenth Ave, 3rd Floor, Brooklyn, New York 11219. Shareholders who are now “householding” their communications, but who wish to receive separate Proxy Statements (and related documents) in the future may also notify American Stock Transfer & Trust Company.  We will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement (and related documents) at a shared address to which a single copy was delivered.

ANNUAL REPORT

We will mail a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2011, as filed with the SEC, to each shareholder of record at March 4, 2011.  The report on Form 10-K is not deemed a part of the proxy soliciting material for the Annual Meeting.

Notwithstanding any general language that may be to the contrary in any document filed with the SEC, the information in this Proxy Statement under the captions “Audit Committee Report” and “Compensation Committee Report” shall not be incorporated by reference into any document filed with the SEC.

FURTHER INFORMATION

Additional copies of the Company’s Annual Report on Form 10-K for the year ended January 1, 2011 (including financial statements and financial statement schedules) that has been filed with the SEC may be obtained without charge by writing to USANA, Attention:  Investor Relations, 3838 West Parkway Blvd., Salt Lake City, Utah 84120-6336.  The reports and other filings of USANA, including this Proxy Statement, also may be obtained from the SEC’s on-line database, located at www.sec.gov.

By Order of the Board of Directors,

James H. Bramble, Corporate Secretary

Date:  March 21, 2011

ANNEX A

USANA HEALTH SCIENCES, INC.
2006 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

The purposes of the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan (the “Plan”) are to:

(1)   Closely associate the interests of management, employees, directors and consultants of USANA Health Sciences, Inc., a Utah corporation (the “Company”), with the shareholders of the Company by reinforcing the relationship between participants’ rewards and shareholder gains;

(2)   Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

(3)   Maintain competitive compensation levels; and

(4)   Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1   “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2   “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

2.3   “Board” means the Board of Directors of the Company.

2.4   “Change in Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than thirty percent (30%) of the voting rights or equity interests in the Company; (ii) a replacement, during a 24-month period, of more than one-half of the members of the Board that is not approved by those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals); (iii) consummation of a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; or (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

2.5   “Code” means the Internal Revenue Code of 1986, as amended.

2.6   “Committee” means the committee of the Board described in Article 12.

2.7   “Consultant” means any consultant or adviser if:

(a)   The consultant or adviser renders bona fide services to the Company;

(b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)   The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.8   “Covered Employee” means an Employee who is, or may be, as determined by the Committee, a “covered employee” within the meaning of Section 162(m) of the Code.

2.9   “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

2.10   “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.11   “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.12   “Effective Date” shall have the meaning set forth in Section 13.1.

2.13   “Eligible Individual” means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

2.14   “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.15   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16   “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by the New York Stock Exchange or, if the New York Stock Exchange is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

2.17   “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.18   “Independent Director” means a member of the Board who is not an Employee of the Company.

2.19   “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.20   “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.21   “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.22   “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

2.23   “Participant” means any Eligible Individual who, as a member of the Board or Employee or Consultant, has been granted an Award pursuant to the Plan.

2.24   “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.25   “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.26   “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27   “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.28   “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.29   “Performance Unit” means a right granted to a Participant pursuant to Article 8, to receive units of value, including dollar value of shares of Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30   “Plan” means this USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan, as it may be amended from time to time.

2.31   “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.32   “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.33   “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.34   “Section 409A Award” shall have the meaning set forth in Section 15.1.

2.35   “Securities Act” shall mean the Securities Act of 1933, as amended.

2.36   “Stock” means the common stock of the Company, par value $.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.37   “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.38   “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

2.39   “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1   Number of Shares.

(a)   Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be ten million (10,000,000) shares. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this Section 3.1(a). Shares of stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”). In the absence of an effective registration statement under the Securities Act of 1933 (the “Act”), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

(b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

3.2   Stock Distributed.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3   Limitation on Number of Shares Subject to Awards.   Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, (a) the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 500,000, and (b) the maximum dollar value payable to any one Participant during a one-year period with respect to awards of Performance Units shall be $500,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1   Eligibility.   Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2   Participation.   Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3   Foreign Participants.   In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 [see comment above regarding Section 3.3] of the Plan.

ARTICLE 5

STOCK OPTIONS

5.1   General.   The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)   Exercise Price.   The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant.

(b)   Time and Conditions of Exercise.   Each Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of the option grant and ending not later than ten years after the date of such grant (the “Option Term”), unless the Committee specifies otherwise. In no event, however, shall the Option Term extend beyond ten years after the date of the grant. No Option shall be exercisable after the expiration of the Option Term. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)   Payment   The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code, (iii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option by means of a personal loan or other credit extended by the Company or in any other method which would violate Section 13(k) of the Exchange Act.

(d)   Evidence of Grant.   All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include the number of shares of Common Stock subject to the Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.

5.2   Incentive Stock Options.   The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

(a)   Eligibility.   The Committee may grant one or more Incentive Stock Options to employees of the Company or any “subsidiary corporation” thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

(b)   Individual Dollar Limitation.   The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year.

(c)   Ten Percent Owners.   The Committee may determine to grant an Incentive Stock Option to an employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company. However, the exercise price of such Option granted shall not be less than 110% of Fair Market Value on the date of grant. Furthermore, the Option may be exercisable for no more than five years from the date of grant.

(d)   Notice of Disposition.   The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee’s exercise of such Incentive Stock Option. Should Optionee choose to make a premature disposition of such underlying Common Stock contrary to such restrictions, the Options related to such Common Stock shall be treated as Non-qualified Stock Options pursuant to the terms of the Plan.

(e)   Right to Exercise.   During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3   Substitution of Stock Appreciation Rights.   The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

5.4   Paperless Exercise.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

5.5   Granting of Options to Independent Directors.   The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

(a)  Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

(c)  Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1   Grant of Restricted Stock.   The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2   Issuance and Restrictions.   Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3   Forfeiture.   Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4   Certificates for Restricted Stock.   Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1   Grant of Stock Appreciation Rights.   A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2   Coupled Stock Appreciation Rights.

(a)  A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable, provided, however, that the exercise price for any CSAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the CSAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)  A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3   Independent Stock Appreciation Rights.

(a)  An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4   Payment and Limitations on Exercise.

(a)  Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c)  To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of any applicable provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1   Performance Share Awards.   Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2   Performance Units.   Any Participant selected by the Committee may be granted one or more Performance Unit awards which shall be denominated in units of value, including dollar value of shares of Stock, and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3   Dividend Equivalents.

(a)  Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Note that paying dividend equivalents on exercise of Options or SARs may result in the treatment of the Option or SAR as deferred compensation under IRC 409A.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4   Stock Payments.   Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the

Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5   Deferred Stock.   Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6   Restricted Stock Units.   The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.7   Other Stock-Based Awards.   Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.8   Term.   Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

8.9   Exercise or Purchase Price.   The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10   Exercise Upon Termination of Employment or Service.   An Award of Performance Shares, Performance Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11   Form of Payment.   Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12   Award Agreement.   All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1   Purpose.   The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2   Applicability.   This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3   Procedures with Respect to Performance-Based Awards.   To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4   Payment of Performance-Based Awards.   Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5   Additional Limitations.   Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1   Stand-Alone and Tandem Awards.   Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the

Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2   Award Agreement.   Awards under the Plan shall be evidenced by written Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3   Limits on Transfer.   Except as otherwise provided by the Committee, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, during the life of the recipient, such award shall be exercisable only by such person or by such person’s guardian or legal representative.

10.4   Death of Optionee.

(a)   Options.   Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company’s employ or within six months after termination of Optionee’s employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee’s estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Option and one year after the Optionee’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

(b)   Incentive Stock Options.   Upon the death of the Optionee while in the Company’s employ or within not more than 90 days after termination of Optionee’s employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee’s death.

10.5   Retirement or Disability.

(a)   Options.   Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Options to the extent such Options are exercisable during such 36-month period.

(b)   Incentive Stock Options.   Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Incentive Stock Options to the extent such Incentive Stock Options are exercisable during such 36-month period. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability, or (ii) three months after the date of termination of employment due to retirement.

10.6   Termination for Other Reasons.   Except as provided herein or except as otherwise determined by the Committee, all Options shall terminate ninety (90) days after the termination of the Optionee’s employment with the Company.

10.7   Leaves of Absence and Performance Targets.   The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.

10.8   Newly Eligible Employees.   The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

10.9   Stock Certificates; Book Entry Procedures.   As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Common Stock. Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1   Adjustments.

(a)  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i)          To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the

Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)        To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii)       To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)        To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)         To provide that the Award cannot vest, be exercised or become payable after such event.

11.2   Outstanding Awards—Other Changes.   In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.3   No Other Rights.   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1   Committee.   Pursuant to Utah Code Annotated Section 16-10a-624, and consistent with the provisions of Section 12.3 below, the Board may appoint a Committee consisting of two or more Non-Employee Directors to administer the Plan, as constituted from time to time.

12.2   Committee Appointee Duration.   Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise a Non-Employee Director.

12.3   Action by the Board.   Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code and any other applicable rules and regulations, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and, for purposes of such Awards, the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.4   Action by the Committee.   A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.5   Authority of Committee.   Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)  Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c)  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e)  Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)  Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)  Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)   Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

12.6   Decisions Binding.   The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.7   Delegation of Authority.   To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 112.5 shall serve in such capacity at the pleasure of the Committee.

12.8   Committee Administration.   One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

12.9   Liability.   No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1   Effective Date.   The Plan is effective as of the date the Plan is approved by a majority of the Board (the “Effective Date”). The Plan, however, shall be subject to approval by the stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws, but, in any event, held no later than 12 months after adoption on the Effective Date.

13.2   Expiration Date.   The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1   Amendment, Modification, And Termination.   The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment or any modification of any Options that would be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 4.10), (ii) extend the period during which any Award may be granted or exercised, (iii) amend to the Plan to permit the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iv) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her other rights under an award previously granted to him or her.

14.2   Awards Previously Granted.   No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

COMPLIANCE WITH SECTION 409A OF THE CODE

15.1   Awards subject to Code Section 409A.   Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.

15.2   Distributions under a Section 409A Award.

(a)  Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)          the Participant’s separation from service, as determined by the Secretary of the Treasury;

(ii)        the date the Participant becomes disabled;

(iii)       the Participant’s death;

(iv)        a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v)         to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

(vi)        the occurrence of an unforeseeable emergency with respect to the Participant.

(b) In the case of a Participant who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)  The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

15.3   Prohibition on Acceleration of Benefits.   The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

15.4   Elections under Section 409A Awards.

(a)  Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)          In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)        In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)          such subsequent election may not take effect until at least twelve months after the date on which the election is made,

(ii)        in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)       in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

15.5   Compliance in Form and Operation.   A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 16

GENERAL PROVISIONS

16.1   No Rights to Awards.   No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

16.2   No Stockholders Rights.   The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

16.3   Withholding.   The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4   No Right to Employment or Services.   Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5   Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

16.6   Indemnification.   To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7   Relationship to other Benefits.   No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8   Expenses.   The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9   Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10   Fractional Shares.   No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11   Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12   Government and Other Regulations.   The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption

16.13   Governing Law.   The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date USANA HEALTH SCIENCES, INC. M32898-P07618 USANA HEALTH SCIENCES, INC. ATTN: RILEY TIMMER 3838 W. PARKWAY BLVD. SALT LAKE CITY, UT 84120 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. To amend the USANA 2006 Equity Incentive Award Plan to increase the maximum number of shares of common stock reserved for issuance under the plan by 5,000,000 shares. 3. To approve and ratify the selection of PricewaterhouseCoopers LLP as the Companys independent registered public accountant for the fiscal year 2011. For All Withhold All For All Except 0 0 0 Vote on Directors 01) Myron W. Wentz, Ph.D. 02) Robert Anciaux 03) Gilbert A. Fuller 1. To elect five directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify. The nominees are: Nominees: Vote on Proposals VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For Against Abstain 04) Ronald S. Poelman 05) Jerry G. McClain 4. To hold an advisory vote to approve the resolution regarding the compensation of the Companys Named Executive Officers. 0 0 0 0 0 0 0 0 0 0 0 0 0 5. To hold an advisory vote on whether a shareholder advisory vote on the compensation of our Named Executive Officers should be held every one, two or three years. 1 Year 2 Years 3 Years Abstain The Board of Directors recommends you vote 3 years on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M32899-P07618 USANA HEALTH SCIENCES, INC. Annual Meeting of Shareholders April 27, 2011 11:00 AM This proxy is solicited by the Board of Directors The shareholder executing and delivering this Proxy hereby appoints Myron W. Wentz, Ph.D. and Jeffrey Yates and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned as of March 4, 2011, at the Annual Meeting of Shareholders of USANA Health Sciences, Inc., to be held at the Corporate headquarters, 3838 West Parkway Blvd., Salt Lake City, Utah 84120, on Wednesday, April 27, 2011, at 11:00 a.m., Mountain Daylight Time, or at any adjournment thereof. This Proxy is given in accordance with the instructions indicated and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side